EXHIBIT 10.19

SETTLEMENT AND GENERAL RELEASE AGREEMENT

This Settlement and General Release Agreement (“Agreement”) is made as of October 22, 2014 the (“Effective Date”) by and between Mark L. Wolff (“Wolff”), and LED Lighting Company, a Delaware corporation (the “Company”), and is a general release of claims. In consideration of the covenants undertaken and the releases contained in this Agreement, Wolff and the Company agree as follows:

1.

TERMINATION OF PRIOR AGREEMENTS

The parties acknowledge and agree that (i) the Consulting Agreement and Warrant To Purchase Common Stock, each dated June 1, 2013, any and all agreements, understandings, or arrangements between Wolff and the Company (the “Prior Agreements”), whether written or oral, are terminated and of no further effect, and (ii) except as provided herein, Wolff does not have any rights, claims or agreements with the Company with respect to any monetary or equity compensation, reimbursement, stock, options or any other compensation whatsoever.

2.

COMPANY EQUITY; GENERAL RELEASES; REPRESENTATIONS

2.1

The Company shall (i) issue to Wolff 50,000 shares (the “Shares”) of restricted Company Common Stock; and (ii) execute the Warrant Agreement in the form attached hereto as Exhibit A (the “Warrant Agreement”).

2.2

The Company is issuing the Shares and Warrant Agreement (collectively, the “Securities”) to Wolff based on the following representations and warranties of Wolff:

(a)

The Securities shall be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling. By executing this investment representation statement, Wolff further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell to any third person the Securities.

(b)

Wolff understands that the Securities are not registered under the Act, and applicable state securities laws, and have been issued on the ground that such Securities are exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the Wolff’s representations set forth herein.

(c)

Wolff agrees that in no event will it make a disposition of any Securities unless and until he shall have furnished the Company with an opinion of counsel satisfactory to the Company and the Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws. Wolff acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. Wolff is aware of the provisions of Rule 144 (“Rule 144”) promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions under Rule 144.

(d)

Wolff acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this investment representation statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, meets the requirements and qualifies as an “Accredited Investor” as defined in Rule 501(a) under the Regulation D promulgated under the Act, and has the ability to bear the economic risks (including the risk of a total loss) of its investment.

(e)

Wolff has had the opportunity to review the Company’s public filings filed with the Securities and Exchange Commission (the “SEC Filings”). Wolff has not been furnished any literature other than the SEC Filings and is not relying on any information, representation or warranty by the Company or any of its affiliates or agents, other than information contained in the SEC Filings, in determining whether to receive the Securities.

(f)

Wolff has consulted to the extent deemed appropriate by him with his own advisers as to the financial, tax, legal and related matters concerning an investment in the Securities and on that basis believes that an investment in the Company is suitable and appropriate for the undersigned. Wolff acknowledges that legal counsel to the Company does not represent the undersigned, and that legal counsel to the Company shall owe no duties directly to the undersigned.

(g)

Wolff either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of the undersigned’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the issuance of the Securities.

(h)

The principal residence of Wolff is in the state listed on the signature page hereto.

2.3

Except for any rights or claims created by or contained in this Agreement, Wolff, for itself and for each of its affiliates, representatives, successors and assigns, does hereby release, acquit and forever discharge the Company and its directors, officers, shareholders, agents, insurance carriers, parents, subsidiaries, and/or sister corporations, attorneys, insurers, successors, and/or assigns (collectively, the “Company Released Parties”), from and against any and all claims, rights, demands, actions, obligations, liabilities and causes of action, whether asserted or un-asserted, of any and every kind, nature and character whatsoever, known or unknown, that it may now have or has ever had against the Company Released Parties or any one of them, including but not limited to those arising from or in any way connected with or related to the Prior Agreements and the consulting services provided to, the Company by Wolff.

2.4

Except for any rights or claims created by or contained in this Agreement, the Company for itself and for each of its representatives, successors and assigns, does hereby release, acquit and forever discharge Wolff from and against any and all claims, rights, demands, actions, obligations, liabilities and causes of action, whether asserted or un-asserted, of any and every kind, nature and character whatsoever, known or unknown, that it may now have or has ever had against Wolff, including but not limited to those arising from or in any way connected with or related to the Prior Agreements and the consulting services provided to the Company.

3.

AGREEMENT NOT AN ADMISSION OF FAULT

In entering this Agreement, the Company expressly deny any violation of any of its policies, procedures, state or federal laws or regulations. Accordingly, this Agreement shall not be construed as an admission by the Company of any violation of its policies, procedures, state or federal laws or regulations. Neither this Agreement nor anything in this Agreement shall be construed to be admissible in any proceeding as evidence of or an admission by the Company of any violation of its policies, procedures, state or federal laws or regulations. This Agreement may be introduced, however, in any proceeding to enforce the Agreement. Such introduction shall be pursuant to an order protecting its confidentiality.

4.

WAIVER OF CALIFORNIA CIVIL CODE SECTION 1542

It is the intention of the Company and Wolff that this Agreement shall be effective as a bar to each and every claim, demand and cause of action specified herein. In furtherance of this intention, the Company and Wolff hereby expressly waives any and all rights and benefits conferred upon them by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE, and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action specified herein. Section 1542 provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The Company and Wolff acknowledge that he or they may hereafter discover claims or facts in addition to, or different from, those which such party now knows or believes to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, the Company and Wolff hereby waive any right, claim or cause of action that might arise as a result of such different or additional claims or facts. The Company and Wolff acknowledge that he and they understands the significance and consequence of such release and such specific waiver of Section 1542.

5.

INTEGRATION

This instrument constitutes and contains the entire agreement and understanding concerning any and all consulting or business relationship or agreement between Wolff and the Company, and the other subject matters addressed herein between the parties, and supersedes and replaces all prior negotiations and all agreements proposed or otherwise, whether written or oral, concerning the subject matters hereof, including, without limitation, the subject matter of any and all monetary or equity compensation, reimbursement, stock, stock options, or any and all other form or manner or compensation from the Company to Wolff. This is an integrated document. This Agreement may only be modified or amended by a mutually executed written agreement between Wolff and the Company.

6.

DISPUTES

6.1

Any controversy or claim arising out of or relating to this Agreement (whether in contract or tort, or both) shall be determined by binding arbitration in San Francisco, California, in accordance with the commercial arbitration rules of the American Arbitration Association, by a panel of three arbitrators, one chosen by each of the parties and the third by the two so chosen. If the two arbitrators cannot agree on a third, then the third shall be appointed in accordance with such rules. The prevailing party in any arbitration proceeding shall be awarded reasonable attorney’s fees and costs of the proceedings. The arbitration award shall be final, and may be entered in and enforced by any court having jurisdiction.

6.2

In the event of arbitration or litigation in connection with or concerning the subject matter of this Agreement, the prevailing party shall be entitled to recover all costs and expenses incurred by such party in connection therewith, including reasonable attorneys’ fees.

7.

MISCELLANEOUS

7.1

If any provision of this Agreement or application thereof is held invalid, the invalidity shall not affect other provisions or applications of the Agreement that can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable.

7.2

This Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of California without regard to principles of conflict of laws.

7.3

The language of all parts of this Agreement shall be construed as a whole accordingly to its fair meaning, and not strictly for or against any of the parties.

7.4

No waiver of any breach of any term or provision of this Agreement shall be construed to be, nor shall be, a waiver of any other breach of this Agreement. No waiver shall be binding unless in writing and signed by the party waiving the breach.

7.5

Wolff represents that he has had an opportunity to thoroughly discuss all aspects of this Agreement with the legal counsel of his choice and have done so, and further represent that he fully understands all of its provisions and that he is voluntarily entering into this agreement with the full knowledge of its legal significance and with the intent to be legally bound by its terms.

7.6

Each party to this Agreement has cooperated in the drafting and preparation of this Agreement. Therefore, no construction of any term or provision of this Agreement shall be construed against any party.

7.7

This Agreement may be executed in counterparts and delivered by facsimile or email transmission in PDF format, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with other signed counterparts, shall constitute one Agreement, which shall be binding upon and effective as to all parties.

The undersigned parties have read the foregoing Agreement and accept and agree to the provisions it contains and hereby execute it voluntarily with full understanding of its consequences.

COMPANY:

LED LIGHTING COMPANY

By: /s/ Kevin Kearney

Kevin Kearney, Chief Executive Officer

WOLFF:

/s/ Mark Wolff

Mark L. Wolff

Address:

[Signature Page to the LED/Wolff Settlement Agreement dated October 22, 2014]

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